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                                                                      EXHIBIT 10


                            [SANWA BANK LETTERHEAD]


                                  May 13, 1999

MR. WILLIAM M. KING                                                VIA MESSENGER
Treasurer
EQUITY MARKETING, INC.
6330 San Vicente Blvd.
Los Angeles, CA  90048

RE: AMENDED AND RESTATED CREDIT AGREEMENT (THE "AGREEMENT") DATED DECEMBER 10, 1998 BY AND AMONG EQUITY MARKETING, INC. ("EQUITY" OR THE "BORROWER"), SANWA BANK CALIFORNIA ("SANWA") AS AGENT, AND IMPERIAL BANK ("IMPERIAL"). SANWA AND IMPERIAL SHALL COLLECTIVELY BE THE LENDERS.

Dear Bill:

Equity has requested the following waivers in connection with the above-referenced Agreement:

     1.   8(i)--Minimum Tangible Net Worth;
     2.   8(j)(1)--Total Liabilities to Net Worth (including L/C's);
     3.   8(j)(2)--Total Liabilities to Net Worth (excluding L/C's);
     4.   8(l)--Minimum Funded Debt Coverage Ratio; and
     5.   8(m)--Minimum Fixed Charge Coverage Ratio.

The Lenders hereby waive the Borrower's breach of all of the above Sections in the Agreement occurring as of March 31, 1999. Any further violations to the Agreement are not waived.

Except to the extent of this and any prior waiver, the Agreement shall remain unaltered and in full force and effect. This letter shall not be a waiver of any existing default or breach of a covenant unless specified herein.

This waiver shall be effective only upon receipt by the Bank of the enclosed acknowledgement copy executed by the Borrower and Imperial. If the foregoing is acceptable, please sign the enclosed copy and return to the undersigned not later than May 14, 1999.


                                                  Sincerely,

                                                  /s/ JUDY Y. TU
                                                  Judy Y. Tu
                                                  Commercial Banking Officer


Accepted and Agreed by                            Acknowledged and Concurred by:

EQUITY MARKETING, INC.                            IMPERIAL BANK

By:    /s/ TERESA P. COVINGTON                    By:    /s/ JENNIFER C. HUANG
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Name:  Teresa P. Covington                        Name:  Jennifer C. Huang
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Title: V.P., Finance                              Title: Commercial Loan Officer
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